SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Brown Capital Management Mutual Funds
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Brown Capital Management Mutual Funds
The Brown Capital Management Mid Company Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund
The Brown Capital Management International Small Company Fund

1201 N. Calvert Street
Baltimore, Maryland 21202

May __, 2016

Dear Shareholder:

A Special Meeting of the Shareholders of Brown Capital Management Mutual Funds (the “Trust”) will be held on June 16, 2016 at 9:00 a.m., Eastern Time (the “Special Meeting”). The Trust is seeking your vote on a new advisory agreement for each of the mutual funds (each a “Fund” and collectively, the “Funds”) comprising the Trust and for certain revisions to the Funds’ fundamental investment restrictions. If you are a shareholder of record of the Funds as of the close of business on April 27, 2016, you are entitled to vote at the Special Meeting and any adjournment thereof.

Brown Capital Management, LLC (“BCM”) has served as the investment adviser to each Fund since the Fund’s inception. Subject to shareholder approval, the existing owners of BCM intend to transfer ownership of BCM in conjunction with the implementation of an employee stock ownership plan (“ESOP”) (the “ESOP Transaction”). BCM is currently owned by a small group of individuals comprised of the senior management of BCM. As part of its succession planning initiatives, [as well as a way to reward employees for exceptional service and incentivize employees for future service to BCM], BCM’s management has decided to implement the ESOP as a means to transition its ownership over a broader base of BCM’s employees. As described more fully below, the ESOP Transaction could be deemed to terminate the current investment advisory agreement with the Funds, and therefore Shareholders are being asked to approve the proposed new advisory agreement to ensure that the existing advisory services to the Funds can continue after the ESOP Transaction.

A formal Notice of Special Meeting and Proxy Statement setting forth in detail the matters to come before the Special Meeting are attached to this letter, and a proxy card is enclosed for your use. You should read the Proxy Statement carefully.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, your vote is important and you are, therefore, strongly encouraged to return a proxy card for the Funds in which you are invested.

If your shares are held in street name, only your bank or broker can vote your shares and generally only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

We look forward to receiving your proxy so that your shares may be voted at the Special Meeting.

Sincerely,

Keith Lee,
   Trustee and President

Brown Capital Management Mutual Funds
The Brown Capital Management Mid Company Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund
The Brown Capital Management International Small Company Fund
(collectively, the “Funds”)

1201 N. Calvert Street
Baltimore, Maryland 21202
1.877.892.4BCM

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to be held on June 16, 2016:
This Proxy Statement is Available online at the Following Website:

[http://www.2voteproxy.com/bcm]

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of Brown Capital Management Mutual Funds (the “Trust”):

Notice is hereby given that a special meeting of the shareholders of the Trust (the “Special Meeting”) will be held on June 16, 2016 at the offices of the Trust (1201 N. Calvert Street, Baltimore, Maryland 21202), at 9:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To approve a new investment advisory agreement between the Trust and Brown Capital Management, LLC with regard to each of the Funds.

2.	To make revisions to the Funds’ fundamental investment restrictions.

3.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees recommends that you vote FOR each Proposal identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on April 27, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at [http://www.2voteproxy.com/bcm].

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.

By order of the Board of Trustees of the Trust,

John H. Lively
Secretary
May _______, 2016

PROXY STATEMENT

Brown Capital Management Mutual Funds
The Brown Capital Management Mid Company Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund
The Brown Capital Management International Small Company Fund

1201 N. Calvert Street
Baltimore, Maryland 21202

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of Brown Capital Management Mutual Funds (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on June 16, 2016 at 9:00 a.m., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on April 27, 2016 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately May 5, 2016.

The Trustees recommend that you vote:

1.	For the new investment advisory agreement between the Trust and Brown Capital Management, LLC with respect to the Funds.

2.	For the revisions to the Funds’ fundamental investment restrictions.

3.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

The Trust has four series of shares – The Brown Capital Management Mid Company Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management International Small Company Fund (each a “Fund” and, collectively, the “Funds”). Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the Proposals. Shareholders of each Fund will vote separately with respect to each Proposal.

PROPOSAL 1

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

Introduction

Shareholders of each of The Brown Capital Management Mid Company Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management International Small Company Fund (each a “Fund” and collectively, the “Funds”) are asked to approve a new investment advisory agreement for the Funds between Brown Capital Management, LLC (“BCM” or the “Adviser”) and the Trust (the “Proposed Advisory Agreement”). BCM currently serves as the investment adviser to the Funds pursuant to the existing investment advisory agreement dated as of June 16, 2015 between BCM and the Trust (the “Current Advisory Agreement”). BCM provides the Funds with investment research, advice and supervision and furnishes continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. BCM determines, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented, Bylaws and its registration statement. BCM has informed the Funds that, subject to shareholder approval, the existing owners of BCM intend to transfer ownership of BCM in conjunction with the implementation of an employee stock ownership plan (“ESOP”) (the “ESOP Transaction”).

As part of its succession planning initiatives, as well as a way to reward employees for exceptional service and incentivize employees for future service to BCM, BCM’s management has decided to implement the ESOP as a means to transition its ownership over a broader base of the employees serving BCM. To effectuate the ESOP transaction, a company has been formed that serves as a holding company of BCM’s voting membership interests. The individual owners of BCM have exchanged their ownership interests in BCM for ownership interests in the holding company which resulted in the holding company owning BCM. Eddie C. Brown, CFA, CIC owns approximately 48% of the holding company through various trusts, and Keith A. Lee, President and Chief Operating Officer of the holding company, owns approximately 25.64% of the holding company. Other officers and managers of the holding company collectively own the remaining outstanding ownership interests of the holding company. The holding company stock that is not purchased by the ESOP will be cancelled. As part of the transaction, the holding company will issue warrants to acquire common stock in the holding company to certain stockholders of the holding company whose stock in the holding company is being acquired by the ESOP. As a result, the ESOP will own all of the outstanding shares of common stock of the holding company, subject to exercise of outstanding warrants. The ESOP will pay a mix of cash and notes for the purchase of the holding company stock. The ESOP will fund the cash portion of the purchase price for the holding company stock by obtaining funding from a third party lender. Over time, the ESOP will allocate shares of the holding company that it owns to the employees of the holding company. The structure of the ESOP carries with it certain tax benefits that should assist the holding company in retiring the senior bank loan and notes. BCM has advised the Funds that it believes the ESOP is the most effective and efficient strategy to achieve its succession planning objectives, as well as rewarding the current employee base. BCM has also advised the Funds that there are currently no anticipated changes to the portfolio management team of the Funds as a result of the ESOP Transaction.

The Funds are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which effectively provides in Section 15 that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an investment adviser. Such a transfer is often referred to as a “Change of Control Event.” The ESOP Transaction could be deemed a Change of Control Event, because a controlling block of outstanding voting securities of the holding company of BCM will be transferred to the ESOP. Therefore, the transfer of the outstanding voting securities of the holding company of BCM into the ESOP pursuant to the ESOP Transaction will constitute an assignment that will operate to terminate the Current Advisory Agreement. In order to allow the existing advisory services provided by BCM to continue after the ESOP Transaction, the Board of Trustees of the Trust (the “Board”) has approved the Proposed Advisory Agreement, pending shareholder approval.

If approved by shareholders, the Proposed Advisory Agreement would become effective upon the closing of the ESOP Transaction. If shareholders of the Funds do not approve the Proposed Advisory Agreement, BCM has informed the Funds that the ESOP Transaction would not proceed, and therefore BCM would continue to serve as Adviser to the Funds under the Current Advisory Agreement, and BCM and the Board may need to consider other options. In light of the current ownership structure of BCM, it is possible that a similar proxy proposal could be put to shareholders in the future if shareholders of the Funds do not approve the Proposed Advisory Agreement. As noted above, BCM has advised the Funds that it believes the ESOP Transaction is the most effective and efficient strategy to achieve its succession planning objectives. In addition, BCM believes it is in the best interests of the Funds and their respective shareholders for BCM to continue to serve as Adviser to the Funds, and, therefore, believes that shareholders of the Funds should approve the Proposed Advisory Agreement.

Comparison of Current Advisory Agreement and Proposed Advisory Agreement

The description of the Proposed Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Advisory Agreement included in Exhibit A. The Proposed Advisory Agreement is in all respects materially identical to the Current Advisory Agreement, except for the effective date.

No changes to the fee schedule for the Funds are proposed in connection with Proposal 1. Under both the Current Advisory Agreement and Proposed Advisory Agreements, BCM is entitled to a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Fees as % of Net Assets

The Brown Capital Management Mid Company Fund	0.75% on all assets
The Brown Capital Management Small Company Fund	1.00% on all assets
The Brown Capital Management International Equity Fund*	0.90% on first $100 million; 0.75% on assets over $100 million
The Brown Capital Management International Small Company Fund	1.00% on all assets

*	Prior to June 30, 2014, compensation of the Adviser with regards to The Brown Capital Management International Equity Fund was 1.00% for the first $100 million of net assets) and 0.75% of all net assets over $100 million.

Compensation of BCM with regards to The Brown Capital Management Mid Company Fund, based upon the Fund’s average daily net assets, is at the annual rate of 0.75%, subject to an annual expense limitation equal to 0.90% (prior to December 1, 2011, the expense limitation was 1.30%) of the average daily net assets of the Fund. For the fiscal year ended March 31, 2014, BCM received $466,486 of its fees after waiving $87,360 of its fee and reimbursing $0 of the Fund’s operating expenses for that fiscal year. For the fiscal year ended March 31, 2015, BCM received $501,503 of its fees after waiving $112,214 of its fee and reimbursing $0 of the Fund’s operating expenses for that fiscal year. For the fiscal year ended March 31, 2016, BCM received $117,612 of its fees after waiving $177,320 of its fee and reimbursing $0 of the Fund’s operating expenses for that fiscal year. The current expense limitation is effective through July 31, 2017 and approval of the Proposed Advisory Agreement will not affect the expense limitation agreement.

Compensation of BCM with regards to The Brown Capital Management Small Company Fund, based upon the Fund’s average daily net assets, is at the annual rate of 1.00%, subject to an annual expense limitation equal to 1.25% (prior to December 1, 2011, the expense limitation was 1.50%) of the average daily net assets of the Fund. For the fiscal years ended March 31, 2014, 2015 and 2016, BCM received its entire fee in the amounts of, $24,692,590, $26,199,498, and $26,339,276, respectively. The current expense limitation is effective through July 31, 2017 and approval of the Proposed Advisory Agreement will not affect the expense limitation agreement.

Compensation of BCM with regards to The Brown Capital Management International Equity Fund, based upon the Fund’s average daily net assets, is at the annual rate of 0.90% of the first $100 million of net assets (prior to June 30, 2014, the rate was 1.00% for the first $100 million of net asset) and 0.75% of all net assets over $100 million, subject to an annual expense limitation equal to 1.00% (prior to December 1, 2011, the expense limitation was 2.00%; and prior to June 30, 2014 the expense limitation was 1.75%) of the average daily net assets of the Fund. For the fiscal year ended March 31, 2014, BCM received $0 of its fee after waiving $69,586 of its fee and reimbursing $32,865 of the Fund’s operating expenses for that fiscal year. For the fiscal year ended March 31, 2015, BCM received $0 of its fee after waiving $113,656 of its fee and reimbursing $65,502 of the Fund’s operating expenses for that fiscal year. For the fiscal year ended March 31, 2016, BCM received $26,015 of its fee after waiving $189,191 of its fee and reimbursing $0 of the Fund’s operating expenses for that fiscal year. The current expense limitation is effective through July 31, 2017 and the approval of the Proposed Advisory Agreement will not affect the expense limitation agreement.

Compensation of BCM with regards to The Brown Capital Management International Small Company Fund, based upon the Fund’s average daily net assets, is at the annual rate of 1.00%, subject to an annual expense limitation equal to 1.25%. For the fiscal period September 30. 2015 (commencement of operations) through March 31, 2016, BCM received $0 of its fee after waiving $11,855 and reimbursing $131,501 of the Fund’s operating expenses for that fiscal period. The current expense limitation is effective through July 31, 2017 and the approval of the Proposed Advisory Agreement will not affect the expense limitation agreement.

With regard to The Brown Capital Management Mid Company Fund, The Brown Capital International Equity Fund, and The Brown Capital Management International Small Company Fund, BCM has agreed to waive its right to recoup the fees previously waived and the expenses previously reimbursed by BCM as noted above.

No changes to the services provided by BCM as specified under the Current Advisory Agreement are contemplated in connection with the Proposed Advisory Agreement. Both the Current Advisory Agreement and Proposed Advisory Agreement appoint BCM to act as the Adviser to each Fund and provide each Fund with investment research, advice and supervision and furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. BCM determines, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented, Bylaws, and its registration statement.

In addition, no changes to the limitation of liabilities and indemnification as specified under the Current Advisory Agreement are contemplated in connection with the Proposed Advisory Agreement. Both the Current Advisory Agreement and Proposed Advisory Agreement provide that BCM, its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in the Agreement shall be deemed to protect BCM against any liability to a Fund or its shareholders to which BCM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations thereunder or by reason of its reckless disregard of its duties or obligations under the Agreement.

After an initial two-year term, the Current Advisory Agreement provides that renewal thereof shall be specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the Agreement or “interested persons” of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of the Agreement is submitted to the shareholders of each Fund for their approval and such shareholders fail to approve such continuance of the Agreement as provided therein, the Adviser may continue to serve thereunder as to each Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder. The Proposed Advisory Agreement provides for the same terms with respect to term and continuation as the Current Advisory Agreement, except that the initial term dates will change.

The Current Advisory Agreement may be terminated at any time, without the payment of any penalty, by either party to the Agreement on sixty (60) days’ prior written notice to the other. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund”). The Current Advisory Agreement also terminates in the event of its assignment. The Proposed Advisory Agreement provides for the same termination provisions.

The Current Advisory Agreement was last approved by the initial shareholder of each Fund as provided below and was last approved by the Board at an in-person meeting held on March 18, 2016.

Fund	Initial Shareholder Approval Date
The Brown Capital Management Mid Company Fund	November 30, 2011
The Brown Capital Management Small Company Fund	November 30, 2011
The Brown Capital Management International Equity Fund	November 30, 2011
The Brown Capital Management International Small Company Fund	September 30, 2015

Information Concerning BCM

BCM, located at 1201 N. Calvert Street, Baltimore, Maryland 21202, was organized as a Maryland Limited Liability company in 2010. The predecessor to BCM was Brown Capital Management, Inc., a Maryland corporation organized in 1983. As of March 31, 2016, BCM had assets under management of approximately $7 billion. The names, addresses, and principal occupation of the principal executive officers of BCM are set forth below.

Name and Address	Principal Occupation
Donna L. Courtney 1201 N. Calvert Street Baltimore, Maryland 21202	Chief Compliance Officer
Eddie C. Brown 1201 N. Calvert Street Baltimore, Maryland 21202	Chairman and Chief Executive Officer
Keith A. Lee 1201 N. Calvert Street Baltimore, Maryland 21202	President, Chief Operating Officer

Board Consideration of the Proposed Advisory Agreement

The next item of business was the consideration and approval of the continuation of the investment advisory agreement between the Trust and each of the Small Company Fund, the International Equity Fund, the Mid Company Fund and the International Small Company Fund. Mr. Lively reviewed with the Board a memorandum from Counsel dated April 7, 2016 and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the continuation of the Investment Advisory Agreement (the “Agreement”) for the Funds. Mr. Lively discussed with the Independent Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Agreement.

In deciding whether to approve the continuation of the Agreement between the Trust and BCM, with respect to the Small Company Fund, the International Equity Fund, the Mid Company Fund and the International Small Company Fund, the Trustees considered numerous factors, including: (i) the nature, extent, and quality of the services provided by BCM; (ii) the investment performance of the Funds and BCM; (iii) the costs of the services to be provided and profits to be realized by BCM from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; (v) BCM’s practices regarding brokerage and portfolio transactions; (vi) BCM’s practices regarding possible conflicts of interest; and (vii) BCM’s representations and information it provided related to the proposed ESOP Transaction.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Funds and their shareholders by the Advisor; (ii) assessments of the investment performance of the Funds by personnel of the Advisor; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Advisor’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Funds and the Advisor; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Advisor; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Advisor, including financial information, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, succession planning and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds that was prepared by the Advisor and obtained from an independent third party ranking organization; (iii) the anticipated effect of size on the Funds’ performance and expenses; and (iv) benefits to be realized by the Advisor from its relationship with the Funds. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. Counsel noted that the continuation of the Agreement was discussed at a pre-meeting of the Board held on March 11, 2016. Counsel and the Board recapped the discussions that had occurred in that earlier meeting.

Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Agreement. The Trustees reviewed the services currently being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its procedures for formulating investment decisions and assuring compliance with each Fund’s investment objectives and limitations; and its efforts to promote the Funds and grow the Funds’ assets. The Trustees considered information provided by the Advisor in regards to the ESOP Transaction and representations by representatives of the Advisor at the Meeting that the nature, extent and quality of the services provided by it would not change following the closing of the ESOP Transaction. The Trustees considered that the ESOP served as an efficient means to address succession planning at the Adviser and recognized a direct benefit to the Funds from this initiative. The Board expressed the view that while current ownership of the Advisor was relatively concentrated, the ESOP would effectively spread ownership of the Advisor among its entire employee base, including the portfolio managers of the Funds, and the Board expressed the view that this initiative could serve to align the interests of the Advisor’s personnel more closely with that of the Funds and the Trust. The Trustees noted that certain employees of the Advisor served as officers of the Trust, including as a principal executive officer and principal financial officer, without additional compensation and that they would continue to do so after the closing of the ESOP Transaction. The Trustees considered the coordination of services for the Funds among the Advisor and the service providers and the Independent Trustees. The Trustees noted the quality of the Advisor’s personnel and the commitment to enhance its resources and systems; and the continued cooperation with the Independent Trustees and Counsel for the Funds. The Trustees evaluated the Advisor’s personnel, including the education and experience of its personnel. The Trustees noted the diligent and extensive process the Advisor conducts when selecting new employees, and particularly those that will serve on the portfolio management team. After reviewing the foregoing information and further information in the materials provided by the Advisor (including the Advisor’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds and they expressed the belief that the nature, extent and quality of the service to be provided by the Adviser after the ESOP Transaction were not anticipated to change.

Investment Performance of the Funds and the Advisor

In considering the investment performance of the Funds and the Advisor, the Trustees compared the short and long-term performance of each Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisors, and comparable peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. The Trustees observed that the Small Company Fund outperformed its peers during the short-term and longer-term periods, and that it outperformed its index for those periods as well. The Trustees observed that the Mid Company Fund underperformed its peers for the quarter, 1, 3 and 5-year periods and outperformed for the 10-year period and generally underperformed its index during the short and longer-term periods. The Trustees observed that the International Equity Fund had outperformed its peers for the 1, 3, 5 and 10-year periods. The International Equity Fund generally outperformed its indices for those same periods. The Trustees observed that the International Small Company Fund outperformed its peer group and index for the quarter, but that as the Fund was newly formed did not have significant performance information to review. The Trustees noted that the performance of the Funds was generally lower than the performance of the composites representing separate accounts managed by the Advisor having the substantially similar strategies as the respective Funds although the Trustees noted the Advisor’s representation that the differences could generally be attributed to cash flows. Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the Agreement by allowing them to measure how the Fund compares to other similar products and the markets generally. Generally, the performance data from the Peer Group was for periods ending December 31, 2015. After reviewing the investment performance of the Funds further, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded, in light of all the facts and circumstances, that the investment performance of each Fund and the Advisor was satisfactory.

Costs of the Services to be Provided and Profits to be Realized by the Advisor

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating, the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds by the Advisor; the asset levels of the Funds; the overall expenses of the Funds in light of the expense limitation arrangements with the Advisor; and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and considered the financial stability and profitability of the firm. The Trustees also considered potential benefits for the Advisor in managing the Funds, including the ability for the Advisor to place small accounts into the Funds. The Trustees then compared the fees and expenses of each Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors. With respect to the Small Company Fund, the Trustees determined that the management fee was higher than the category average, but the overall net expense ratio was below the category average. With respect to the Mid Company Fund, the Trustees determined that the management fee was generally comparable with the category average and the overall net expense ratio was below the category average. With respect to the International Equity Fund, the Trustees determined that the management fee was higher than the category average and the net expense ratio of that Fund’s institutional class was slightly below the category average while the Fund’s investor class was slightly above the category average. With respect to the International Small Company Fund, the Trustees determined that the management fee and overall net expense ratio of the investor class were very comparable to the category average and the institutional class net expense ratio was lower than the category average. Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the Agreement by allowing them to observe how the Funds compare to other similar products. The Trustees also considered the management fees of the Funds compared to the management fees paid by the Advisor to manage separate accounts with substantially similar strategies. The Trustees expressed the view that the ESOP transaction would not have any impact on the costs and fees paid to the Advisor by the Funds. Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded, in light of all the facts and circumstances, that the fees to be paid to the Advisor by each Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Economies of Scale

In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an expense limitation arrangement. For each of the Small Company Fund, the Mid Company Fund and the International Small Company Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, the Funds’ shareholders benefited from economies of scale under the Funds’ agreements with service providers other than the Advisor. It was noted that the Advisor explained during the Meeting that with small company funds, there are capacity constraints making breakpoints difficult to apply to such funds. As a result, the Trustees concluded that the advisory fee of the Small Company Fund, the Mid Company Fund and the International Small Company Fund did not reflect economies of scale. For the International Equity Fund, the Trustees noted that the Fund utilizes breakpoints in its advisory fee schedule and determined that the Fund’s shareholders would benefit from economies of scale as the Fund grows. The Trustees observed that at its low asset levels, the advisory fee of the International Equity Fund did not, at this time, actually reflect those economies of scale. The Trustees also considered that the Mid Company Fund, International Equity Fund and International Small Company Fund, would continue to benefit from their expense limitation arrangements until the Funds’ assets grew to a level where the Funds’ expenses fell below the cap set by the arrangement and the Advisor began receiving its full fee. The Trustees noted that the Small Company Fund was currently operating at very low expense levels and that, as a result, the expense limitation arrangement that was in place for that Fund did not actually provide any current benefits of economies of scale to the shareholders. Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined, in light of all the facts and circumstances, that each Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor, and that each Fund’s expense limitation arrangement provided potential savings for the benefit of such Fund’s investors.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Advisor

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to each Fund; the basis for soft dollar payments with broker-dealers, including any broker-dealers affiliated with the Advisor; the basis of decisions to buy or sell securities for the Funds and the Advisor’s other accounts; the method for bunching portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory. The Board of Trustees considered that the Advisor may benefit from the Funds by being able to place a smaller account with or in the Funds.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to any investment advisory agreement between the Trust and its investment advisers or interested persons of any such party, voting separately, approved the Agreement upon the terms and for the compensation described therein. The Independent Trustees determined that they did not have any questions that needed to be raised outside of the presence of management prior to making their determinations on the renewal of the Agreement and, as such, did not break into executive session at this time.

Section 15(f) of the 1940 Act

The parties to the ESOP Transaction intend for the ESOP Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by BCM of any circumstances arising from the ESOP Transaction that might result in the imposition of an “unfair burden” on the Funds. Moreover, subject to applicable law and applicable fiduciary duties, BCM and its principals (each, a “Transaction Party”), have each agreed, to the extent within its control, to use its reasonable efforts to assure that the requirements of the provisions of Section 15(f) of 1940 Act are met in respect of the ESOP Transaction. In furtherance of the foregoing, subject to applicable law and the fiduciary duties of each Transaction Party, each Transaction Party has agreed to take such actions as are reasonably within its control to ensure that no unfair burden is imposed on the Funds as a result of the ESOP Transaction.

Second, during the three-year period after the ESOP Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Trust currently meets this requirement. The Trust will use its reasonable best efforts to ensure that at all times at least 75% of the Trustees are not “interested persons” (as defined in the 1940 Act) for the three-year period after the completion of the ESOP Transaction.

Required Vote

Approval of the Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal. Shareholders of each Fund will vote separately with respect to the Proposal.

Should Proposal 1 be approved by Shareholders of the Funds, it is anticipated that it would become effective on or about June 30, 2016. Proposal 1 is contingent on the approval of shareholders of each of the Funds and may not move forward unless shareholders of each Fund separately approve the Proposal.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NEW INVESTMENT ADVISORY AGREEMENT FOR THE FUNDS

PROPOSAL 2

TO APPROVE REVISIONS TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS

The 1940 Act requires all mutual funds, including the Funds, to adopt certain investment restrictions as “fundamental” restrictions. Fundamental restrictions may be modified or eliminated only with the approval of the requisite vote of each Fund’s outstanding voting securities. Upon the recommendation of BCM, the Fund’s investment adviser, the Trustees have reviewed each Fund’s current fundamental investment restrictions and have recommended that the fundamental restrictions be amended in order to provide shareholders of the Funds with more transparency.

In 2011, the Trustees revised each Fund’s (other than The Brown Capital Management International Small Company Fund as it began operations in 2015) investment restrictions to increase the investment flexibility of each Fund and to simplify and modernize the restrictions to conform to changes in the law. Since that time, BCM has considered, and the Trustees have recognized, that clearer disclosure and/or better refinement of the Funds’ investment restrictions may be more beneficial to Shareholders as opposed to references to the current state of the law. The Trustees do not anticipate that the proposed changes, individually or in the aggregate, will result in any substantive differences in terms of the restrictions and guidelines pursuant to which the Funds operate, nor do they anticipate that these revisions to the fundamental investments restrictions will change the overall level of risk associated with investing in the Funds. Furthermore, the Trustees want to assure you that these amendments do not indicate a departure from the principal investment objectives and strategies long held by Funds’ management.

Each of the investment restrictions proposed to be amended, as well as the reason for each Proposal, is outlined below.

Proposal 2.1	Real Estate

To amend the investment restriction that currently provides that the Funds:

May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If the proposed amendment is approved by shareholders, the restriction would read that the Funds:

May not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Funds from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

The revisions are intended to provide more clarity and transparency to shareholders about what type of real estate investments the Funds may make. Management of the Funds has indicated that no changes to the way the Funds are managed would result from the revision; merely the restrictions the Funds have always been subject to have been made clearer.

Proposal 2.2	Underwriting

To amend the investment restriction that currently provides that the Funds:

May not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

If the proposed amendment is approved by shareholders, the restriction would read that the Funds:

May not underwrite the securities of other issuers. This restriction does not prevent the Funds from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Funds may be considered to be an underwriter under the Securities Act of 1933.

The revisions are intended to provide more clarity and transparency to shareholders about the legal restrictions applicable to securities underwriting. Management of the Funds has indicated that no changes to the way the Funds are managed would result from the revision; merely the restrictions the Funds have always been subject to have been made clearer.

Proposal 2.3	Loans.

To amend the investment restriction that currently provides that the Funds:

May not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If the proposed amendment is approved by shareholders, the restriction would read that the Funds:

May not make loans of its assets to persons who control or are under common control with the Funds, except to the extent permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws, and Interpretations”) or except to the extent that the Funds may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Funds from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

The revisions are intended to provide more clarity and transparency to shareholders about the legal restrictions applicable to lending. Management of the Funds has indicated that no changes to the way the Funds are managed would result from the revision; merely the restrictions the Funds have always been subject to have been made clearer. Generally, the Securities and Exchange Commission (the “SEC”) permits loans of mutual funds’ securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents on a market to market basis.

Section 21 of the 1940 Act makes it unlawful for a mutual fund to lend money or property to any person in two situations: (i) if the fund’s investment policies, as recited in its registration statement, do not permit such a loan; or (ii) if the borrower controls or is under common control with the fund. The rationale behind Section 21 is to ensure that a mutual fund’s speculative loans are disclosed in its registration statement. A mutual fund is not making a loan, however, if it purchases debt instruments.

Proposal 2.4	Senior Securities.

To amend the investment restriction that currently provides that the Funds:

May not issue any senior security to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If the proposed amendment is approved by shareholders, the restriction would read that the Funds:

May not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act Laws, Interpretations and Exemptions.

The revisions are intended to provide more clarity and transparency to shareholders about the legal restrictions applicable to the issuance of senior securities. Management of the Funds has indicated that no changes to the way the Funds are managed would result from the revision; merely the restrictions the Funds have always been subject to have been made clearer.

A “senior security” is an obligation of a mutual fund with respect to its earnings or assets that takes precedence over the claims of that fund’s shareholders with respect to the same earnings. SEC staff interpretations allow funds to engage in a number of types of transactions that could raise senior securities issues, provided that they meet certain collateral requirements designed to protect shareholders. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues.

Generally, Section 18(f)(1) prohibits a mutual fund (organized as an open-end investment company) (such as the Funds) from issuing any senior securities. The exception to this prohibition is for bank borrowings so long as that immediately thereafter the fund has 300% asset coverage for all borrowings. If such asset coverage falls below the 300% requirement, the fund must, within three days, reduce the amount of its borrowings until it has 300% coverage. The SEC staff has noted certain guidelines, including those relating to leveraged transactions and the use of certain derivatives, under which it would not treat certain leveraged transactions as borrowing and subject to Section 18(f)(1).

Proposal 2.5	Concentration

To amend the investment restriction that currently provides that the Funds:

May not invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these restrictions).

If the proposed amendment is approved by shareholders, the restriction would read that the Funds:

May not invest 25% or more of the value of its net assets in any industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these restrictions).

Mutual funds are required to have a policy on concentration of investments with an industry group pursuant to Section 8(b) of the 1940 Act. A mutual fund that intends to invest more than 25% of the value of its net assets in the securities of issuers engaged in any one industry or group of industries must disclose this policy and must at all times concentrate its investment in that industry, except under certain conditions (including defensive position, among others). The Funds have a policy on concentration relating to total assets and part of the revised restriction is to reflect the current test of “net assets.” A mutual fund that does not state a policy of concentrating its investments in any industry or group of industries may not invest more than 25% of the value of its net assets in the securities of issuers engage in any one industry or group of industries. Generally, mutual funds use industry classification codes to determine the industry in which an issuer is engaged. While the Funds have historically utilized classifications and slightly modified classifications from independent sources such as Bloomberg and Global Industry Classification Standards (“GICS”) to test for compliance with the concentration limits, prospectively the Funds will use GICS although the Board of Trustees has approved modifying the GICS “Software” industry into three industries: “Business Services Software,” “Information/Knowledge Management

Software”, and “Other Software.” This proposal is also effectively seeking shareholder approval and ratification of the use of the GICS classification (as modified by the Board) for purposes of testing for concentration limits. Shareholders should be aware that the Board may modify the industry classifications utilized by the Funds further in the future to provide more clarity and address ambiguities in the GICS.

Proposal 2.6	Borrowing.

To amend the investment restriction that currently provides that the Funds:

May not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If the proposed amendment is approved by shareholders, the restriction would read that the Funds:

May not borrow money, except that the Funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of a Fund’s total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The following are not considered “borrowings” for this purpose, and this policy shall not prohibit the Funds from engaging in them: reverse repurchase agreements; deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts; or the segregation of assets in connection with such contracts. A Fund will not purchase securities while its borrowings exceed 5% of that Fund’s total assets.

The revisions are intended to provide more clarity and transparency to shareholders about the legal restrictions applicable to borrowing activities. Management of the Funds has indicated that no changes to the way the Funds are managed would result from the revision; merely the restrictions the Funds have always been subject to have been made clearer.

The 1940 Act limits borrowing. With the exception of certain privately arranged loans and temporary loans, a promissory note or other indebtedness would generally be considered a prohibited senior security (as discussed above in Proposal 2.4). Mutual funds are permitted to borrow from a bank if, immediately after the borrowing the fund’s total net assets are at least three times total aggregate borrowings, meaning that the mutual fund must have 300% asset coverage. In addition, a mutual fund may borrow an additional 5% for temporary purposes. Temporary loans may not exceed 5% of a mutual fund’s total net assets and must be repaid within 60 days.

Proposal 2.7	Commodities.

To amend the investment restriction that currently provides that the Funds:

May invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Funds.

If the proposed amendment is approved by shareholders, the restriction would read that the Funds:

May not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

The revisions are intended to provide more clarity and transparency to shareholders about the legal restrictions applicable to investments in commodities. Management of the Funds has indicated that no changes to the way the Funds are managed would result from the revision; merely the restrictions the Funds have always been subject to have been made clearer.

While the Funds, as they have always been, are prohibited from purchasing physical commodities, they may each purchase and sell futures contracts and options on futures contracts and purchase and sell options. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. The ability of each Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission (“CFTC”).

Proposal 2.8	Diversification.

To amend the investment restriction that currently provides that:

Each Fund shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

If the proposed amendment is approved by shareholders, the restriction would read that:

The Funds are “diversified companies” as defined in the 1940 Act. The Funds will not purchase the securities of any issuer if, as a result, the Funds would fail to be a diversified company within the meaning of the 1940 Act and the 1940 Act Laws, Interpretations and Exemptions. In complying with this restriction, however, the Funds may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

The revisions are intended to provide more clarity and transparency to shareholders about the legal definitions applicable to “diversified” companies such as the Funds. Section 5(a) of the 1940 Act requirements of a diversified company are: as to 75% of its total assets, a fund may not invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of any one issuer (other than U.S. Government securities), nor own more than 10% of the outstanding voting securities of any one issuer. Management of the Funds has indicated that no changes to the way the Funds are managed would result from the revision; merely the restrictions the Funds have always been subject to have been made clearer.

Required Vote

Approval of Proposal 2 with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the corresponding Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal. Shareholders of each Fund will vote separately with respect to the Proposal.

Should Proposal 2 be approved by Shareholders of the Funds, it is anticipated that it would become effective on or about _____, 2016. Proposal 2 is not contingent on the shareholders of the Funds approving Proposal 1. Proposal 2 is not contingent on being approved by shareholders of all Funds. In other words, if only one Fund’s shareholders approve Proposal 2, only that Fund’s investment restrictions will be updated.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED REVISIONS TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum. The shareholders of each Fund vote separately on each Proposal. One-third (1/3) of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. “Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum but will not have any effect on the outcome of the Proposals.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies. If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: Mr. John H. Lively, 1201 N. Calvert Street, Baltimore, Maryland 21202, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Adjournment. In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports. The most recent annual and semi-annual reports to shareholders of the Funds (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1.877.892.4226.

Proxy Solicitation Costs. The estimated cost of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Adviser and the Funds. These estimated costs are expected to range from approximately $923,000 to $1,072,000. After considering the nature of the proposals and other information provided to it by the service providers to the Trust, the Board determined that it would be appropriate for the Funds to bear 80% of the overall estimated costs of the proxy and for the Adviser to bear the remaining 20% of the overall estimated costs. The Board determined that it would be appropriate for the portion of the costs allocable to the Funds to be allocated across the Funds based on their relative net assets; accordingly, it is estimated that The Brown Capital Management Mid Company Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management International Small Company Fund will bear $_______, $_______, $______, and $_______, respectively, in costs associated with the proxy (based on the Funds’ relative net assets as of March 31, 2016). In reaching the determination to allocate the costs to the Funds in the manner described herein, the Board considered that the Funds were the primary and sole beneficiary of Proposals 2.1 to 2.8. The Board also considered that the Funds and the Adviser would each benefit as a result of Proposal 1. With respect to Proposal 1, the Board took into consideration the fact that the transaction that was bringing about the need for the proposal was not the result of the Adviser selling itself to an outside party, but rather it was a transaction in which the personnel and organization would stay intact. The Board considered that the implementation of the ESOP facilitated succession planning, which has been an area of regulatory focus recently and was an area that was important to the Board. The Board noted that each of the last several years it had inquired about succession planning in the annual investment advisory agreement renewal process and its current view was that a strong succession plan of the Adviser would contribute to overall stability of management for the Funds. More specifically, the Board considered that the implementation of the ESOP served as means of increasing the likelihood of the Adviser’s ability to continue to retain key portfolio managers and other employees of the Adviser that had directly contributed to the successful operations and management of the Funds over the years. The Board expressed the view that while the existing owners of the Adviser were, in effect, benefitting directly from the ESOP, those same owners would be continuing to provide management to the Funds. The Board also expressed the view that spreading the ownership interest among all employees of the Adviser would more closely align the interests of the Adviser’s entire employee base with that of the Funds. The Board also noted that the Adviser had, as long as the Funds have been in existence, strived to manage the expenses of the Funds to very competitive levels and to keep in place expense limitation arrangements, which had directly benefited the Funds’ investors. The Board noted that while these expense limitations arrangements had embedded within them the right of the Adviser to recoup expenses, the Adviser had never taken advantage of that contractual right as the Adviser has always articulated its desire to keep the Funds’ expenses under control and as a result, the Adviser has historically not taken advantage of its right to recoup such expenses. In conjunction with Proposal 1, the Board noted that the Adviser has agreed to waive any rights it may have to pursue amounts that it has previously waived and/or reimbursed to the Funds. The Board also noted the Adviser’s currently articulated (although non-contractual) intention was maintain the foregoing posture prospectively. Finally, the Board considered that the relative impact to each of the Funds expense ratios in bearing a portion of the expense was not, in their view, material as each Fund’s gross expense ratios would only increase by approximately [0.04%] although only the Small Company Fund would actually experience an increase in the expense ratio since the other Funds currently have gross operating expense ratios that are higher than the applicable expense limit. Based on the foregoing, the Board determined that allocation as between the Funds and the Adviser was fair and equitable, and it was not inconsistent with their analysis and business judgement as to what was in the best interest of the Funds. By voting immediately, you can help the Funds and the Adviser avoid the additional expense of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or multiple Funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. [Requests may be sent to: ___________________________________.]

Outstanding Shares. The shares outstanding of each Fund of the Trust as of April 27, 2016 are as follows:

The Brown Capital Management Mid Company Fund: 1,998,113
The Brown Capital Management Small Company Fund: 39,103,523
The Brown Capital Management International Equity Fund: 2,814,048
The Brown Capital Management International Small Company Fund: 323,732

Beneficial Ownership. Exhibit B sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a Fund.

INVESTMENT ADVISER AND FUND INFORMATION

Investment Adviser. Brown Capital Management, LLC, 1201 N. Calvert Street, Baltimore, MD 21202 serves as the investment adviser to each Fund.

Transfer Agent and Administrator. ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Funds’ administrator, transfer agent and dividend disbursing agent.

Distributor. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203 serves as the distributor for shares of the Funds.

Custodian.Union Bank, 350 California Street, 6th Floor, San Francisco, California 94104 serves as custodian for the Funds’ assets.

Independent Registered Pubic Accounting Firm. BBD, LLP, 1835 Market Street, Philadelphia, PA 19103 serves as the independent registered public accounting firm for the Funds.

Legal Counsel. The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211 serves as legal counsel to the Trust and the Funds.

Independent Trustee Counsel. The Law Offices of Morris Simkin, 60 E. 42nd Street, Suite 1101, New York, New York 10165, serves as counsel to the Independent Trustees.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A

Investment Advisory Agreement

Brown Capital Management Mutual Funds

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (the “Agreement”) made as of this ____ day of _____, 2016 by and between Brown Capital Management Mutual Funds (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and [Brown Capital Management, LLC] (the “Advisor”), a Maryland limited liability company with its principal place of business in Baltimore, Maryland.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Advisor to act as investment adviser to the series portfolios of the Trust set forth on Schedule A to this Agreement (each, a “Fund”), as such schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Advisor do hereby agree as follows:

1.	THE ADVISOR’S SERVICES.

(a)
Discretionary Investment Management Services. The Advisor shall act as investment adviser with respect to each Fund. In such capacity, the Advisor shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Advisor shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Advisor shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Advisor having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)
Compliance. The Advisor agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Advisor also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Advisor. In selecting each Fund’s portfolio securities and performing the Advisor’s obligations hereunder, the Advisor shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Advisor shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Advisor’s full responsibility for any of the foregoing.

(c)
Recordkeeping. The Advisor agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)
Holdings Information and Pricing. The Advisor shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Advisor believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Advisor agrees to notify the Trust as soon as practicable if the Advisor reasonably believes that the value of any security held by a Fund may not reflect fair value. The Advisor agrees to provide any pricing information of which the Advisor is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)
Cooperation with Agents of the Trust. The Advisor agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)
Delegation of Authority. Any of the duties, responsibilities and obligations of the Advisor specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Advisor, at the Advisor’s expense, to an appropriate party (a “Sub-Advisor”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Advisor shall oversee the performance of delegated duties by any Sub-Advisor and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Advisor. The retention of a Sub-Advisor by the Advisor pursuant to this Paragraph 1(f) shall in no way reduce the responsibilities and obligations of the Advisor under this Agreement and the Advisor shall be responsible to the Trust for all acts or omissions of any Sub-Adviser party in connection with the performance of the Advisor’s duties under this Agreement. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Advisor, the Advisor shall take measures through its contract with, or its oversight of, the Sub-Advisor that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Advisor.

2.
CODE OF ETHICS. The Advisor has adopted a written code of ethics (“Advisor’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Advisor shall ensure that its Access Persons (as defined in the Advisor’s Code of Ethics) comply in all material respects with the Advisor’s Code of Ethics, as in effect from time to time. Upon request, the Advisor shall provide the Trust with a (i) copy of the Advisor’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Advisor’s Code of Ethics. Annually, the Advisor shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Advisor’s Code of Ethics. The Advisor shall respond to requests for information from the Trust as to violations of the Advisor’s Code of Ethics by Access Persons and the sanctions imposed by the Advisor. The Advisor shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Advisor’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.
INFORMATION AND REPORTING. The Advisor shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Advisor has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)
Notification of Breach / Compliance Reports. The Advisor shall notify the Trust’s CCO immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law, or (ii) any material breach of any of each Fund’s or the Advisor’s policies, guidelines or procedures with respect to the Fund. In addition, the Advisor shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Advisor’s obligations under this Agreement. The Advisor agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Advisor shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Advisor will promptly notify the Trust in the event (x) the Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Advisor with the federal or state securities laws, or (y) of an actual change in control of the Advisor resulting in an “assignment” (as defined in Section 14) that has occurred or is otherwise proposed to occur.

(b)
Board and Filings Information. The Advisor will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Advisor will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)
Transaction Information. The Advisor shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Advisor’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Advisor to the Trust or its designated agent in no way relieves the Advisor of its own responsibilities under this Agreement.

4.	BROKERAGE.

(a)
Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Advisor nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)
Placement of Orders. The Advisor shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Advisor. The Advisor will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Advisor or its affiliates exercise investment discretion. The Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Advisor and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	CUSTODY.

(a) Physical Possession. Nothing in this Agreement shall permit the Advisor to take or receive physical possession of cash, securities or other investments of a Fund.

(b)
Allocation of Charges and Expenses. The Advisor will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Advisor shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

6.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)
Properly Registered. The Advisor is registered with the Commission as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Advisor is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Advisor, there is no proceeding or investigation that is reasonably likely to result in the Advisor being prohibited from performing the services contemplated by this Agreement. The Advisor agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Advisor from serving as an investment adviser to an investment company. The Advisor is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)
ADV Disclosure. The Advisor has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Advisor’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)
Fund Disclosure Documents. The Advisor has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Advisor, the manner in which the Advisor manages the Fund or information relating directly or indirectly to the Advisor, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)
Use of the Name [“Brown Capital Management, LLC”]. The Advisor has the right to use the names [“Brown Capital Management, LLC,”] [“Brown Capital Management,”] “Brown Capital” and derivations thereof in connection with its services to the Trust and, subject to the terms set forth in Section 7 of this Agreement, the Trust shall have the right to use the names [“Brown Capital Management, LLC,”] [“Brown Capital Management,”] [“Brown Capital”] and derivations thereof in connection with the management and operation of each Fund. The Advisor is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Advisor or the Trust to use the names [“Brown Capital Management, LLC,”] [“Brown Capital Management,” “Brown Capital”] and derivations thereof.

(e)
Insurance. The Advisor maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage, or (ii) if any material claims will be made on its insurance policies. Furthermore, the Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)
No Detrimental Agreement. The Advisor represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Advisor with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)	Conflicts. The Advisor shall act honestly, in good faith and in the best interests of its clients and the Fund. The Advisor maintains a Code of Ethics which defines the standards by which the

Advisor conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)
Representations. The representations and warranties in this Section 6 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

7.
LICENSE TO USE THE NAME. The Advisor grants to the Trust a license to use the name “Brown Capital Management,” “Brown Capital” and any reasonable derivations thereof (collectively, the “Name”) as part of the name of any Fund. The foregoing authorization by the Advisor to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Advisor itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Advisor, the Advisor has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Advisor; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Advisor may from time to time promulgate. At the request of the Advisor, the Trust will (i) submit to the Advisor representative samples of any promotional materials using the Name, and (ii) change the name of any Fund within three months of its receipt of the Advisor’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

8.
ADVISOR’S COMPENSATION. Each Fund shall pay to the Advisor, as compensation for the Advisor’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

9.
INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Advisor is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Advisor gives any advice to its clients concerning the shares of a Fund, the Advisor will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

10.
ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 14). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

11.	DURATION AND TERMINATION.

(a)
This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 11(a)(ii) hereof and unless terminated automatically as set forth in Section 10 hereof or until terminated as follows:

(i)
Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 14); or

(ii)
This Agreement shall automatically terminate two years from the date of its execution unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the Agreement or “interested persons” (as defined in Section 14) of the Trust or the Advisor, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of each Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Advisor may continue to serve hereunder as to each Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)
In the event of termination of this Agreement for any reason, the Advisor shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Advisor under applicable law. In addition, the Advisor shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Advisor.

12.
NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to 1201 North Calvert Street, Baltimore, Maryland 21202; and notices to the Advisor shall be directed to 1201 North Calvert Street, Baltimore, Maryland 21202.

13.
CONFIDENTIALITY. The Advisor agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Advisor in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Advisor may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

14.
CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

15.
LIABILITY OF THE ADVISOR. Neither the Advisor nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Advisor against any liability to a Fund or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

16.
RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor are or may be or become interested persons of the Fund, and that the Advisor may be or become interested persons of the Fund as a shareholder or otherwise.

17.
ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

18.
LIMITATION OF LIABILITY. The Advisor is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed with respect to each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Advisor shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Advisor shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Advisor understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

19.
NON-EXCLUSIVE SERVICES. The services of the Advisor to the Trust are not deemed exclusive, and the Advisor shall be free to render similar services to others, to the extent that such service does not affect the Advisor’s ability to perform its duties and obligations hereunder.

20.
GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

21.
PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

22.
COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

* * * *
Signature Page to Follow

* * * *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

Signature
By: _______________________
Title: ______________________

[BROWN CAPITAL MANAGEMENT, LLC]

Signature
By: _______________________
Title: ______________________

Schedule A

Investment Advisory Agreement
between
Brown Capital Management Mutual Funds (the “Trust”)
and
[Brown Capital Management, LLC] (the “Advisor”)

Dated as of_____, 2016

The Trust will pay to the Advisor as compensation for the Advisor’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Fees as % of Net Assets
Small Company Fund	1.00% on all assets
International Equity Fund	0.90% on first$100 million; 0.75% on assets over$100 million
Mid Company Fund	0.75% on all assets
International Small Company Fund	1.00% on all assets

EXHIBIT B – BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of a Fund of the Trust as of April 27, 2016.

The Brown Capital Management Small Company Fund
Investor Class Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Owner	Percent

Charles Schwab & Co., Inc.	12,169,443	46.07%
Attn: Mutual Funds SF215FMT-05
211 Main Street
San Francisco, CA 94105

National Financial Services, LLC	5,562,899	21.06%
82 Devonshire Street
Mail Zone ZE7F
Boston, MA 02109

TD Ameritrade Trust Company	1,611,409	6.10%
200 S. 108th Avenue
Omaha, NE 68154

The Brown Capital Management Small Company Fund
Institutional Class Shares

Name and Address of	Amount and Nature of	Percent
Beneficial Owner	Beneficial Owner

National Financial Services, LLC	3,253,778	25.65%
82 Devonshire Street
Mail Zone ZE7F
Boston, MA 02109

Charles Schwab & Co., Inc.	3,111,425	24.52%
Attn: Mutual Funds SF215FMT-05
211 Main Street
San Francisco, CA 94105

Pershing Advisor Solutions, LLC	1,672,140	13.18%
1 Pershing Plaza
Jersey City, NJ 07399

Wells Fargo Bank, N.A.	1,056,034	8.32%
Mutual Fund Fees MAC: D1116-055
P.O. Box 560067
Charlotte, NC 28256

TD Ameritrade Trust Company	677,697	5.34%
200 S. 108th Avenue
Omaha, NE 68154

The Brown Capital Management Mid Company Fund
Investor Class Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Owner	Percent

National Financial Services, LLC	556,133	54.07%
82 Devonshire Street
Mail Zone ZE7F
Boston, MA 02109

Charles Schwab & Co., Inc.	140,695	13.68%
Attn: Mutual Funds SF215FMT-05
211 Main Street
San Francisco, CA 94105

Wells Fargo Advisors, LLC	137,121	13.33%
Mailcode: H0006-09V
1 N. Jefferson Avenue
Saint Louis, MO 63103

The Brown Capital Management Mid Company Fund
Institutional Class Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Owner	Percent

Charles Schwab & Co., Inc.	199,982	20.63%
Attn: Mutual Funds SF215FMT-05
211 Main Street
San Francisco, CA 94105

Marshall & Isley Bank	163,069	16.82%
111 W. Monroe Street
Chicago, IL 60603

Brown Capital Management Money	147,591	15.22%
Purchase & Profit Sharing Trust
1201 N. Calvert Street
Baltimore, MD 21202-3908

Brown Capital Management, LLC	137,286	14.16%
1201 N. Calvert Street
Baltimore, MD 21202-3908

Irrevocable Trust Agreement of Eddie	108,167	11.16%
Brown Dated 12/98
Carmen S Brown Trustee
11102 Old Carriage Road
Glen Arm, MD 21057-9416

The Brown Capital Management International Equity Fund
Investor Class Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Owner	Percent

National Financial Services, LLC	218,327	56.80%
82 Devonshire Street
Mail Zone ZE7F
Boston, MA 02109

The Brown Capital Management International Equity Fund
Institutional Class Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Owner	Percent

Bank of America	781,634	32.17%
FBO Howard University
135 S. La Salle Street
Suite 1811
Chicago, IL 60603-4177

Charles Schwab & Co., Inc.	629,601	25.91%
Attn: Mutual Funds SF215FMT-05
211 Main Street
San Francisco, CA 94105

Wells Fargo Bank, N.A.	507,416	20.88%
Mutual Fund Fees
P.O. Box 560067
Charlotte, NC 28256

Delaplaine B Trust	134,344	5.53%
George Delaplaine Jr. & George
Delaplaine III TTEES
M&T Bank C/O S. Klarner
MD1 – MP33
1800 Washington Boulevard
Baltimore, MD 21230-1701

Delaplaine 1989 Family Trust	126,569	5.21%
George Delaplaine Jr. & George
Delaplaine III TTEES
M&T Bank C/O S. Klarner
MD1 – MP33
1800 Washington Boulevard
Baltimore, MD 21230-1701

The Brown Capital Management International Small Company Fund
Investor Class Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Owner	Percent

Charles Schwab & Co., Inc.	14,982	47.71%
Attn: Mutual Funds SF215FMT-05
211 Main Street
San Francisco, CA 94105

National Financial Services, LLC	5,101	16.24%
82 Devonshire Street
Mail Zone ZE7F
Boston, MA 02109

James A. Losey & Alexandra E. Acosta	3,862	12.30%
JTWROS
4700 Essex Avenue
Chevy Chase, MD 20815-5550

Cecil E. Flamer	2,500	7.96%
3 Hambleton Court
Pikeville, MD 21208-3333

Robert L. Young III	2,500	7.96%
6030 The Terraces
Baltimore, MD 21209-3645

The Brown Capital Management International Small Company Fund
Institutional Class Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Owner	Percent

Maurice Haywood &	50,000	17.10%
Lisa D. Haywood JTWROS
222 Oakdale Road
Baltimore, MD 21210-2556

Calvin H. Baker &	50,000	17.10%
Lidia Paz-Baker JTWROS
6508 Abbey View Way
Baltimore, MD 21212-1369

Brown Capital Management Money	47,140	16.13%
Purchase Pension & Profit Sharing Trust
1201 N. Calvert Street
Baltimore, MD 21202-3908

Charles Schwab & Co., Inc.	29,166	9.98%
Attn: Mutual Funds SF215FMT-05
211 Main Street
San Francisco, CA 94105

Keith A. Lee	25,000	8.55%
7700 Fingerboard Road
Frederick, MD 21704-7633

Kempton M. Ingersol &	20,000	6.84%
Tonya Ingersol JTWROS
2021 Thurston Road
Frederick, MD 21704-8160

[1]	Deemed a “control person” of the Fund as defined by applicable SEC regulations. Such control may affect the voting rights of other shareholders. For example, persons exercising control will have more ability to influence the outcome of matters submitted to shareholders to be voted upon.

[2]	Controlled by Eddie C. Brown, a Trustee and control person of the Advisor, and C. Sylvia Brown.

PROXY CARD
Brown Capital Management Mutual Funds

The Brown Capital Management Mid Company Fund

Special Meeting of Shareholders on June 16, 2016
Proxy Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Keith A. Lee and Robert L. Young III, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of Brown Capital Management, LLC, 1201 N. Calvert Street, Baltimore, Maryland 21202 at ______9:00 a.m. Eastern Time on June 16, 2016, or at any adjournment thereof, on the Proposals described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated _____, 2016, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGES OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

The Board of Trustees recommends voting “FOR” the Proposals with respect to the above referenced Fund. You may only complete this proxy with respect to the Fund(s) in which you were a shareholder of record as of April 27, 2016.

Proposal 1 -     To approve a new investment advisory agreement between the Trust and Brown Capital Management, LLC with regard to the Funds.

With respect to The Brown Capital Management Mid Company Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2 -     To approve revisions to the Fund’s fundamental investment restrictions.

IF YOU WISH TO VOTE FOR ALL OF THE FOLLOWING PROPOSALS NUMBERED 2.1 THROUGH 2.8, CHECK THIS BOX: ☐

If you wish to vote on the following proposals numbered 2.1 through 2.8 individually, vote below:

2.1	To amend the fundamental investment restriction regarding real estate. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.2	To amend the fundamental investment restriction regarding underwriting. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.3	To amend the fundamental investment restriction regarding loans. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.4	To amend the fundamental investment restriction regarding senior securities. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.5	To amend the fundamental investment restriction regarding concentration. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.6	To amend the fundamental investment restriction regarding borrowing. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.7	To amend the fundamental investment restriction regarding commodities. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.8	To amend the fundamental investment restriction regarding diversification. FOR ☐ AGAINST ☐ ABSTAIN ☐

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

In order to vote your shares, please sign and date this card and return it in the envelope provided. By returning this card, you authorize the proxies to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of the proposals.

Signature:	Signature (if shares held jointly):

By: _____________________________	By: _____________________________

Print Name: ________________________	Print Name: ________________________

Dated: _____________________________	Dated: _____________________________

Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.

PROXY CARD
Brown Capital Management Mutual Funds

The Brown Capital Management Small Company Fund

Special Meeting of Shareholders on June 16, 2016
Proxy Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Keith A. Lee and Robert L. Young III, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of Brown Capital Management, LLC, 1201 N. Calvert Street, Baltimore, Maryland 21202 at ______9:00 a.m. Eastern Time on June 16, 2016, or at any adjournment thereof, on the Proposals described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated _____, 2016, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGES OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

The Board of Trustees recommends voting “FOR” the Proposals with respect to the above referenced Fund. You may only complete this proxy with respect to the Fund(s) in which you were a shareholder of record as of April 27, 2016.

Proposal 1 -     To approve a new investment advisory agreement between the Trust and Brown Capital Management, LLC with regard to the Funds.

With respect to The Brown Capital Management Small Company Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2 -     To approve revisions to the Fund’s fundamental investment restrictions.

IF YOU WISH TO VOTE FOR ALL OF THE FOLLOWING PROPOSALS NUMBERED 2.1 THROUGH 2.8, CHECK THIS BOX: ☐

If you wish to vote on the following proposals numbered 2.1 through 2.8 individually, vote below:

2.1	To amend the fundamental investment restriction regarding real estate. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.2	To amend the fundamental investment restriction regarding underwriting. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.3	To amend the fundamental investment restriction regarding loans. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.4	To amend the fundamental investment restriction regarding senior securities. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.5	To amend the fundamental investment restriction regarding concentration. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.6	To amend the fundamental investment restriction regarding borrowing. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.7	To amend the fundamental investment restriction regarding commodities. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.8	To amend the fundamental investment restriction regarding diversification. FOR ☐ AGAINST ☐ ABSTAIN ☐

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

In order to vote your shares, please sign and date this card and return it in the envelope provided. By returning this card, you authorize the proxies to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of the proposals.

Signature:	Signature (if shares held jointly):

By: _____________________________	By: _____________________________

Print Name: ________________________	Print Name: ________________________

Dated: _____________________________	Dated: _____________________________

Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.

PROXY CARD
Brown Capital Management Mutual Funds

The Brown Capital Management International Equity Fund

Special Meeting of Shareholders on June 16, 2016
Proxy Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Keith A. Lee and Robert L. Young III, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of Brown Capital Management, LLC, 1201 N. Calvert Street, Baltimore, Maryland 21202 at ______9:00 a.m. Eastern Time on June 16, 2016, or at any adjournment thereof, on the Proposals described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated May _____, 2016, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGES OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

The Board of Trustees recommends voting “FOR” the Proposals with respect to the above referenced Fund. You may only complete this proxy with respect to the Fund(s) in which you were a shareholder of record as of April 27, 2016.

Proposal 1 -     To approve a new investment advisory agreement between the Trust and Brown Capital Management, LLC with regard to the Funds.

With respect to The Brown Capital Management International Equity Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2 -     To approve revisions to the Fund’s fundamental investment restrictions.

IF YOU WISH TO VOTE FOR ALL OF THE FOLLOWING PROPOSALS NUMBERED 2.1 THROUGH 2.8, CHECK THIS BOX: ☐

If you wish to vote on the following proposals numbered 2.1 through 2.8 individually, vote below:

2.1	To amend the fundamental investment restriction regarding real estate. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.2	To amend the fundamental investment restriction regarding underwriting. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.3	To amend the fundamental investment restriction regarding loans. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.4	To amend the fundamental investment restriction regarding senior securities. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.5	To amend the fundamental investment restriction regarding concentration. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.6	To amend the fundamental investment restriction regarding borrowing. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.7	To amend the fundamental investment restriction regarding commodities. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.8	To amend the fundamental investment restriction regarding diversification. FOR ☐ AGAINST ☐ ABSTAIN ☐

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

In order to vote your shares, please sign and date this card and return it in the envelope provided. By returning this card, you authorize the proxies to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of the proposals.

Signature:	Signature (if shares held jointly):

By: _____________________________	By: _____________________________

Print Name: ________________________	Print Name: ________________________

Dated: _____________________________	Dated: _____________________________

Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.

PROXY CARD
Brown Capital Management Mutual Funds

The Brown Capital Management International Small Company Fund

Special Meeting of Shareholders on June 16, 2016
Proxy Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Keith A. Lee and Robert L. Young III, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of Brown Capital Management, LLC, 1201 N. Calvert Street, Baltimore, Maryland 21202 at ______9:00 a.m. Eastern Time on June 16, 2016, or at any adjournment thereof, on the Proposals described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated _____, 2016, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGES OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

The Board of Trustees recommends voting “FOR” the Proposals with respect to the above referenced Fund. You may only complete this proxy with respect to the Fund(s) in which you were a shareholder of record as of April 27, 2016.

Proposal 1 -     To approve a new investment advisory agreement between the Trust and Brown Capital Management, LLC with regard to the Funds.

With respect to The Brown Capital Management International Small Company Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2 -     To approve revisions to the Fund’s fundamental investment restrictions.

IF YOU WISH TO VOTE FOR ALL OF THE FOLLOWING PROPOSALS NUMBERED 2.1 THROUGH 2.8, CHECK THIS BOX: ☐

If you wish to vote on the following proposals numbered 2.1 through 2.8 individually, vote below:

2.1	To amend the fundamental investment restriction regarding real estate. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.2	To amend the fundamental investment restriction regarding underwriting. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.3	To amend the fundamental investment restriction regarding loans. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.4	To amend the fundamental investment restriction regarding senior securities. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.5	To amend the fundamental investment restriction regarding concentration. ABSTAIN ☐ AGAINST ☐ ABSTAIN ☐

2.6	To amend the fundamental investment restriction regarding borrowing. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.7	To amend the fundamental investment restriction regarding commodities. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.8	To amend the fundamental investment restriction regarding diversification. FOR ☐ AGAINST ☐ ABSTAIN ☐

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

In order to vote your shares, please sign and date this card and return it in the envelope provided. By returning this card, you authorize the proxies to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of the proposals.

Signature:	Signature (if shares held jointly):

By: _____________________________	By: _____________________________

Print Name: ________________________	Print Name: ________________________

Dated: _____________________________	Dated: _____________________________

Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.